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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): October 19, 1999


                    DIAMOND TECHNOLOGY PARTNERS INCORPORATED
             (Exact name of registrant as specified in its charter)



          Delaware                    000-26970                 36-4069408
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                  John Hancock Center
         875 North Michigan Avenue, Suite 3000                    60611
                Chicago, Illinois 60611                         (Zip Code)
        (Address of principal executive offices)

                                  312-255-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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     ITEM 2. At the close of the financial markets on October 19, 1999, the registrant issued a press release announcing the results of the second quarter of its fiscal year 2000 and a 3 for 2 stock split. The record date for the stock split was incorrectly reported as October 29, 1999; the correct record date is October 25, 1999. A copy of the press release is attached hereto as Exhibit 99. The registrant also stated that it expected earnings per share for the fiscal year 2000 to be $0.88 per share and revenues for the year to be approximately $127 million. These statements and some of the statements contained in the attached press release that are not historical are considered to be forward looking and represent the registrant's best estimate based on the facts known to it to date. Actual results could differ materially and are subject to a number of risks and uncertainties which are highlighted in the registrant's filings with the Securities Exchange Commission, including the registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, which hereby is incorporated by reference, as well as the following assumptions: (i) the registrant's ability to continue to attract and retain qualified professionals in the highly competitive e-commerce business; (ii) the continued growth in and acceptance of the use of the Internet by the registrant's clients, prospective clients and their customers; (iii) the continued and sustained development in the e-commerce business; (iv) the ability to continue to maintain and develop operating and financial systems, procedures and controls that are adequate to support the registrant's rapid growth; (v) the ability to deliver error-free services in client engagements involving the creation, implementation and maintenance of its clients' e-commerce systems and other applications that are often critical to its clients' businesses; and (vi) the registrant's ability to protect its intellectual property and proprietary rights.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    Not applicable

  (b)    Pro Forma Financial Information:    Not applicable

  (c)    Exhibits

       EXHIBIT NO.                   DOCUMENT
       ----------                    --------
          99            Press Release dated October 19, 1999



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND TECHNOLOGY PARTNERS
                                           INCORPORATED


                                        By:/s/ Karl E. Bupp
                                           Chief Financial Officer/ Treasurer


October 20, 1999





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                                  EXHIBIT INDEX




 EXHIBIT NO.                     DOCUMENT                            PAGE
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     99             Press Release dated October 19, 1999               5









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